Exhibit 10.4

COLLATERAL AGREEMENT (FIRST LIEN)

dated and effective as of

October 11, 2013,

among

CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC,

CAESARS ENTERTAINMENT RESORT PROPERTIES FINANCE, INC.,

HARRAH’S LAS VEGAS, LLC,

HARRAH’S ATLANTIC CITY HOLDING, INC.,

RIO PROPERTIES, LLC,

FLAMINGO LAS VEGAS HOLDING, LLC,

HARRAH’S LAUGHLIN, LLC,

PARIS LAS VEGAS HOLDING, LLC,

each Subsidiary Party party hereto

and

CITICORP NORTH AMERICA, INC.,

as Collateral Agent

TABLE OF CONTENTS

		Page

ARTICLE I.

DEFINITIONS

SECTION 1.01.	Credit Agreement	2
SECTION 1.02.	Other Defined Terms	2

ARTICLE II.

[INTENTIONALLY OMITTED]

ARTICLE III.

PLEDGE OF SECURITIES

SECTION 3.01.	Pledge	8
SECTION 3.02.	Delivery of the Pledged Collateral	10
SECTION 3.03.	Representations, Warranties and Covenants	10
SECTION 3.04.	Certification of Limited Liability Company and Limited Partnership Interests	12
SECTION 3.05.	Registration in Nominee Name; Denominations	12
SECTION 3.06.	Voting Rights; Dividends and Interest, etc	13

ARTICLE IV.

SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01.	Security Interest	15
SECTION 4.02.	Representations and Warranties	17
SECTION 4.03.	Covenants	18
SECTION 4.04.	Other Actions	21
SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	21

ARTICLE V.

REMEDIES

SECTION 5.01.	Remedies upon Default	23
SECTION 5.02.	Application of Proceeds	24
SECTION 5.03.	Grant of License to Use Intellectual Property	25
SECTION 5.04.	Securities Act, etc	25
SECTION 5.05.	Registration, etc	26

i

Schedules

Schedule I	Subsidiary Parties
Schedule II	Commercial Tort Claims
Schedule III	Pledged Stock; Pledged Debt Securities
Schedule IV	Intellectual Property

Exhibits

Exhibit I	Form of Supplement to the Collateral Agreement (First Lien)
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Other First Lien Secured Party Consent
Exhibit IV	Form of Intellectual Property Security Agreement

ii

COLLATERAL AGREEMENT (FIRST LIEN) dated and effective as of October 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among (a) CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC, a Delaware limited liability company (“CERP LLC”) and (b) (i) CAESARS ENTERTAINMENT RESORT PROPERTIES FINANCE, INC., a Delaware corporation, (ii) HARRAH’S LAS VEGAS, LLC, a Nevada limited liability company, (iii) HARRAH’S ATLANTIC CITY HOLDING, INC., a New Jersey corporation, (iv) RIO PROPERTIES, LLC, a Nevada limited liability company, (v) FLAMINGO LAS VEGAS HOLDING, LLC, a Nevada limited liability company, (vi) HARRAH’S LAUGHLIN, LLC, a Nevada limited liability company and (vii) PARIS LAS VEGAS HOLDING, LLC, a Nevada limited liability company (the entities listed in clause (b) of this paragraph and, together with CERP LLC, the “Borrowers”), each Subsidiary of the Borrowers listed on Schedule I hereto and each Subsidiary of the Borrowers that becomes a party hereto (each, a “Subsidiary Party”) and CITICORP NORTH AMERICA, INC., as Collateral Agent (together with its successors and assigns in such capacity, the “Agent”) for the Secured Parties (as defined below).

Reference is made to (i) the First Lien Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders party thereto from time to time, the Agent, as administrative agent (together with its successors and assigns in such capacity, the “Credit Agreement Agent”), and the other parties party thereto, (ii) the Indenture, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Notes Indenture”), among the Borrowers, as issuers, U.S. Bank National Association, as trustee (together with its successors and assigns in such capacity, the “Notes Trustee”), and the subsidiary guarantors party thereto, and (iii) the First Lien Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), by and among Citicorp North America, Inc., as Collateral Agent (as defined therein) and the Administrative Agent (as defined therein), U.S. Bank National Association, as Initial Other Authorized Representative (as defined therein), and the other parties party thereto.

The Lenders and the L/C Issuers have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement, and the Borrowers have agreed to issue the First Lien Notes subject to the terms and conditions set forth in the Notes Indenture. The obligations of the Lenders and the L/C Issuers to extend such credit and the obligations of the holders of the First Lien Notes to purchase the First Lien Notes are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and the purchase of the First Lien Notes under the Notes Indenture by the holders of the First Lien Notes. The Subsidiary Parties are willing to execute and deliver this Agreement in order to induce the Lenders and the L/C Issuers to extend such credit under the Credit Agreement, to induce the holders of the First Lien Notes to purchase the First Lien Notes and to induce the holders of any other Other First Lien Obligations to make extensions of credit under the applicable Other First Lien Agreements, as applicable. Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement or the Credit Agreement have the meanings specified therein. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Pledgor under, with respect to or on account of an Account.

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable First Lien Representative” means the “Applicable Authorized Representative” as defined in the First Lien Intercreditor Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 4.01.

“Authorized Representative” means (i) the Administrative Agent with respect to the Credit Agreement, (ii) the Notes Trustee with respect to the First Lien Notes and (iii) any duly authorized representative of any other Secured Party under Other First Lien Agreements designated as “Authorized Representative” for any Secured Party in an Other First Lien Secured Party Consent delivered to the Agent.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any Pledgor under (a) any copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office now or hereafter owned by any third party, and (c) all rights of any Pledgor under any such agreement (including any such rights that such Pledgor has the right to license).

“Copyrights” means all of the following now owned or hereafter acquired by any Pledgor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule IV.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Credit Agreement Loan Obligations” means the “Loan Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Obligations” means the “Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.

“Event of Default” means an “Event of Default” under and as defined in the Credit Agreement, the Notes Indenture or any other Other First Lien Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“First Lien Intercreditor Agreement” means the First Lien Intercreditor Agreement, dated as of the date hereof, among the Agent, (i) the Administrative Agent and U.S. Bank National Association, as the Authorized Representative for the Initial Other First Lien Secured Parties (as defined therein), as the same may be amended, restated, supplemented or otherwise modified from time to time, or (ii) any other Permitted Pari Passu Intercreditor Agreement entered into in replacement thereof.

“First Lien Notes” means the “Notes” as defined in the Notes Indenture.

“Gaming Authorities” means, in any jurisdiction in which any Borrower or any of its subsidiaries manages or conducts any casino, gaming business or activities, the applicable gaming board, commission, or other governmental gaming regulatory body or agency which (a) has, or may at any time after the date hereof have, jurisdiction over the gaming activities at the property or any successor to such authority or (b) is, or may at any time after the date hereof be, responsible for interpreting, administering and enforcing the Gaming Laws.

“Gaming Laws” means all applicable constitutions, treaties, laws, rates, regulations and orders and statutes pursuant to which any Gaming Authority possesses regulatory, licensing or permit authority over gaming, gambling or casino activities and all rules, rulings, orders, ordinances, regulations of any Gaming Authority applicable to the gambling, casino or gaming business or activities of any Borrower or any of its subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the Gaming Authorities.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Pledgor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Pledgor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Pledgor to secure payment by an Account Debtor of any of the Accounts.

“Governmental Authority” shall mean any federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory or legislative body.

“IP Security Agreement” means those certain intellectual property security agreements executed in connection with this Agreement, as the same may be from time to time modified, amended, restated and or supplemented, substantially in the form attached to this Collateral Agreement as Exhibit IV.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Pledgor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how or other data or information and all related documentation.

“Intercreditor Agreements” means, collectively, the First Lien Intercreditor Agreement and Second Lien Intercreditor Agreement.

“Liquor Authorities” means, in any jurisdiction in which any Borrower or any of its subsidiaries sells and distributes liquor, the applicable alcoholic beverage commission or other Governmental Authority responsible for interpreting, administering and enforcing the Liquor Laws.

“Liquor Laws” means the laws, rules, regulations and orders applicable to or involving the sale and distribution of liquor by any Borrower or any of its subsidiaries in any jurisdiction, as in effect from time to time, including the policies, interpretations and administration thereof by the applicable Liquor Authorities.

“Loan Documents” means (a) the Credit Agreement, (b) all Other First Lien Agreements, (c) the Security Documents and (d) for purposes of Section 5.02 and Section 7.06 only, the First Lien Intercreditor Agreement.

“Loan Party” means each of the Borrowers, the Subsidiary Loan Parties and each other Subsidiary of a Borrower that is a party to the Credit Agreement or, any other Loan Document as a pledgor or a guarantor.

“Mortgaged Properties” means the Real Properties owned or leased by the Borrowers or any other Pledgor encumbered by one or more Mortgages to secure the Secured Obligations.

“Mortgages” means, collectively, the first lien mortgages, trust deeds, deeds of trust, deeds to secure debt, assignment of leases and rents, and other security documents delivered from time to time with respect to Mortgaged Properties, as amended, supplemented or otherwise modified from time to time.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Notes Indenture Documents” means (a) the Notes Indenture, the First Lien Notes, the Notes Indenture Guarantees, this Agreement and the other Security Documents in respect of the First Lien Notes and (b) any other related documents or instruments executed and delivered pursuant to the Notes Indenture or any such Security Document, in each case, as such documents or instruments may be amended, restated, supplemented or otherwise modified from time to time.

“Notes Indenture Guarantees” means the “Guarantees” as defined in the Notes Indenture.

“Notes Obligations” means (a) the due and punctual payment by the Borrowers of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding) on indebtedness under the First Lien Notes and the Notes Indenture, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrowers to any Secured Party under any of the Notes Indenture Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to any Notes Indenture Document, and (c) the due and punctual payment and performance of all the obligations of each other Pledgor under or pursuant to any Notes Indenture Document.

“Notes Trustee” has the meaning assigned to such term in the recitals of this Agreement.

“Other First Lien Agreement” means any indenture, including the Notes Indenture and the First Lien Notes, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument, pursuant to which any Pledgor has or will incur Other First Lien Obligations; provided that, in each case, the Indebtedness thereunder (other than the Notes Obligations) has been designated as Other First Lien Obligations pursuant to and in accordance with Section 7.23.

“Other First Lien Obligations” means (a) the due and punctual payment by the Borrowers of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on Indebtedness under any Other First Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrowers to any Secured Party under any Other First Lien Agreement, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrowers under or pursuant to any Other First Lien Agreement and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to any Other First Lien Agreement, in each case (other than in the case of Notes Obligations), that have been designated as Other First Lien Obligations pursuant to and in accordance with Section 7.23. Other First Lien Obligations shall include all Notes Obligations.

“Other First Lien Secured Parties” means, collectively, the holders of Other First Lien Obligations and any Authorized Representative with respect thereto including the Notes Trustee and the holders of First Lien Notes.

“Other First Lien Secured Party Consent” means a consent substantially in the form of Exhibit III to this Agreement executed by the Authorized Representative of any holders of Other First Lien Obligations pursuant to Section 7.23.

“Patent License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to make, use or sell any invention covered by (a) letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein, now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Patents” means all of the following now owned or hereafter acquired by any Pledgor: (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule IV, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by an officer of the Company.

“Permitted Liens” means Liens that are (a) not prohibited by Section 6.02 of the Credit Agreement and (b) not prohibited by any Other First Lien Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Pledgor” means (i) with respect to the Credit Agreement Secured Obligations, the Borrowers and each Subsidiary Party; (ii) with respect to the Notes Obligations, the Borrowers and each Subsidiary Party; and (iii) with respect to any Series of Other First Lien Obligations, the Borrowers and each other Subsidiary Loan Party, excluding any of the foregoing if such Person or Persons are not intended to provide collateral with respect to such Series pursuant to the terms of the Other First Lien Agreement governing such Series.

“Real Property” means, collectively, all right, title and interest (including, without limitation, any leasehold estate) in and to any and all parcels of or interests in real property owned in fee or leased by any Borrower or any other Pledgor, together with, in each case, all easements, hereditaments and appurtenances relating thereto, and all improvements situated, placed or constructed upon, or fixed to or incorporated into, or which becomes a component part of such real property, and appurtenant fixtures incidental to the ownership or lease thereof.

“Regulation S-X Excluded Collateral” has the meaning assigned to such term in Section 3.01.

“Rule 3-10” has the meaning assigned to such term in Section 3.01.

“Rule 3-16” has the meaning assigned to such term in Section 3.01.

“Secured Obligations” means, collectively, the Credit Agreement Secured Obligations and any Other First Lien Obligations (including the Notes Obligations), or any of the foregoing.

“Secured Parties” means the persons holding any Secured Obligations and in any event including (i) all Credit Agreement Secured Parties and (ii) all Other First Lien Secured Parties.

“Security Documents” has the meaning assigned to such term in the Credit Agreement and the Notes Indenture and any analogous term in any other Other First Lien Agreement (but, with respect to the Secured Obligations of any Series, the term Security Documents shall not include any document which by its terms is solely for the benefit of the holders of one or more other Series of Secured Obligations and not such Series of Secured Obligations).

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Series” shall have the meaning assigned to such term in the First Lien Intercreditor Agreement.

“Subsidiary Party” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any Pledgor any right to use (a) any trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof and (b) all goodwill associated therewith or symbolized thereby now or hereafter owned by any third party (including any such rights that such Pledgor has the right to license).

“Trademarks” means all of the following now owned or hereafter acquired by any Pledgor: (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule IV and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II.

[Intentionally Omitted]

ARTICLE III.

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Pledgor hereby assigns and pledges to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in, to and under:

(a) the Equity Interests directly owned by it (which such Equity Interests constituting Pledged Stock on the date hereof shall be listed on Schedule III) and any other Equity Interests obtained in the future by such Pledgor and any certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include any Excluded Securities or Excluded Property;

(b) (i) the debt securities currently issued to any Pledgor (which such debt securities constituting Pledged Debt Securities shall be listed on Schedule III), (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (the “Pledged Debt Securities”); provided that the Pledged Debt Securities shall not include any Excluded Securities or Excluded Property;

(c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above;

(d) subject to Section 3.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and

(e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (d) above being collectively referred to as the “Pledged Collateral”).

In addition, in the event that Rule 3-10 (“Rule 3-10”) or Rule 3-16 (“Rule 3-16”) of Regulation S-X under the Securities Act of 1933, as amended, as amended, modified or interpreted by the Securities Exchange Commission (“SEC”), would require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other Governmental Authority) of separate financial statements of any Borrower or any Subsidiary of a Borrower due to the fact that such Person’s Equity Interests secure any series of the Other First Lien Obligations affected thereby then the Equity Interests of such Person (the “Regulation S-X Excluded Collateral”) will automatically be deemed not to be part of the Collateral securing such series of Other First Lien Obligations affected thereby, but only to the extent necessary to not be subject to such requirement and only for so long as required to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Secured Party, to the extent necessary to release the Lien on the Regulation S-X Excluded Collateral in favor of the Agent with respect only to the relevant series of Other First Lien Obligations. In the event that Rule 3-10 or Rule 3-16 is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) any Regulation S-X Excluded Collateral to secure the Other First Lien Obligations in excess of the amount then pledged without the filing with the SEC (or any other Governmental Authority) of separate financial statements of such Person, then the Equity Interests of such Person will automatically be deemed to be a part of the Collateral for the relevant series of Other First Lien Obligations. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, nothing in this paragraph shall limit the pledge of such Equity Interests and other securities from securing the Secured Obligations (other than the relevant series of Other First Lien Obligations) at all relevant times or from securing any Other First Lien Obligations that are not in respect of securities subject to regulation by the SEC. To the extent any proceeds of any collection or sale of Equity Interests deemed by this paragraph to no longer constitute part of the Collateral for the relevant series of Other First Lien Obligations are to be applied by the Agent in accordance with Section 5.02 hereof, such proceeds shall, notwithstanding the terms of Section 5.02 and the First Lien Intercreditor Agreement, not be applied to the payment of such series of Other First Lien Obligations.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral.

(a) Subject to the provisions of Section 7.19, each Pledgor agrees promptly (and in any event within 45 days after the acquisition (or such longer time as the Applicable First Lien Representative shall permit in its reasonable discretion)) to deliver or cause to be delivered to the Agent, for the ratable benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities are either (i) Equity Interests in Subsidiaries or (ii) in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

(b) Each Pledgor will cause any Indebtedness for borrowed money (other than Excluded Property) (i) having, in each case, an aggregate principal amount in excess of $15,000,000 or (ii) payable by any Borrower or any Subsidiary (other than (1) intercompany Indebtedness incurred in the ordinary course of business in connection with the cash management operations and intercompany sales of each Borrower and each Subsidiary or (2) to the extent that a pledge of such promissory note or instrument would violate applicable law) owed to such Pledgor by any person to be evidenced by a duly executed promissory note that is pledged and delivered to the Agent, for the benefit of the Secured Parties, pursuant to the terms hereof. To the extent any such promissory note is a demand note, each Pledgor party thereto agrees, if requested by the Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 7.01(b), (c), (f), (h) or (i) of the Credit Agreement or under any equivalent provision of any Other First Lien Agreement, unless such demand would not be commercially reasonable or would otherwise expose such Pledgor to liability to the maker.

(c) Subject to the provisions of Section 7.19, upon delivery to the Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule III (or a supplement to Schedule III, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Pledgors, jointly and severally, represent, warrant and covenant to and with the Agent, for the benefit of the Secured Parties, that:

(a) Schedule III correctly sets forth (and, with respect to any Pledged Stock issued by an issuer that is not a subsidiary of a Borrower, correctly sets forth, to the knowledge of the relevant Pledgor) the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be (i) pledged in order to satisfy the Collateral Requirement or (ii) delivered pursuant to Section 3.02(b);

(b) the Pledged Stock, to the best of each Pledgor’s knowledge, as of the date hereof, have been duly and validly authorized and issued by the issuers thereof and are fully paid and nonassessable;

(c) except for the security interests granted hereunder (or otherwise not prohibited by the Loan Documents), each Pledgor (i) is and, subject to any transfers made not in violation of the Credit Agreement and each Other First Lien Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule III as owned by such Pledgor, (ii) holds the same free and clear of all Liens, other than Permitted Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction not prohibited by the Credit Agreement and each Other First Lien Agreement and other than Permitted Liens, and (iv) subject to the rights of such Pledgor under the Loan Documents to dispose of Pledged Collateral, will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than Permitted Liens), however arising, of all persons;

(d) other than as set forth in the Credit Agreement or the schedules thereto or the Notes Indenture or any offering circular related thereto or, after the termination of the Credit Agreement, the Notes Indenture and the First Lien Intercreditor Agreement, in any Other First Lien Agreement, and except for restrictions and limitations imposed by the Loan Documents, Gaming Laws, or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Agent of rights and remedies hereunder other than under applicable Gaming Laws;

(e) each Pledgor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Credit Agreement or the schedules thereto or the Notes Indenture or any offering circular related thereto or, after the termination of the Credit Agreement, the Notes Indenture and the First Lien Intercreditor Agreement, in any Other First Lien Agreement and as required under Gaming Laws, as of the date hereof, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Pledgors of this Agreement and the Intercreditor Agreements, when any Pledged Securities are delivered to the Agent, for the benefit of the Secured Parties, in accordance with this Agreement and the Intercreditor Agreements and a financing statement naming the Agent as the secured party and covering the Pledged Collateral to which such Pledged Securities relate is filed in the appropriate filing office pursuant to Section 4.02(b), the Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Securities under the applicable Uniform Commercial Code, subject only to Permitted Liens, as security for the payment and performance of the Secured Obligations to the extent such perfection is governed by the applicable Uniform Commercial Code; and

(h) Subject to Section 7.19, the pledge effected hereby is effective to vest in the Agent, for the benefit of the Secured Parties, the rights of the Agent in the Pledged Collateral as set forth herein.

SECTION 3.04. Certification of Limited Liability Company and Limited Partnership Interests.

(a) Each interest in any limited liability company or limited partnership Controlled by any Pledgor, pledged hereunder and represented by a certificate, shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC, and each such interest shall at all times hereafter be represented by a certificate.

(b) Each interest in any limited liability company or limited partnership Controlled by a Pledgor, pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the New York UCC and shall not be governed by Article 8 of the New York UCC (or other applicable Uniform Commercial Code in effect in another jurisdiction), and the Pledgors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the New York UCC or issue any certificate representing such interest, unless the applicable Pledgor provides prior notification to the Agent of such election and promptly delivers any such certificate to the Agent pursuant to the terms hereof.

SECTION 3.05. Registration in Nominee Name; Denominations. The Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Upon the occurrence and during the continuance of an Event of Default, each Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. If an Event of Default shall have occurred and be continuing, the Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Pledgor shall use its commercially reasonable efforts to cause any Subsidiary that is not a party to this Agreement to comply with a request by the Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 3.06. Voting Rights; Dividends and Interest, etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Agent shall have given written notice to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the Credit Agreement and the other Loan Documents provided that, except as not prohibited by the Credit Agreement, the Notes Indenture or any Other First Lien Agreement, such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights and remedies of any of the Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Agent shall promptly execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall be promptly (and in any event within 45 days of their receipt (or such longer time as the Applicable First Lien Representative shall permit in its reasonable discretion)) delivered to the Agent, for the ratable benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and after written notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Agent). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this paragraph (b) shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Company has delivered to the Agent a certificate to that effect, the Agent shall promptly repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after written notice by the Agent to the relevant Pledgors of the Agent’s intention to exercise its rights hereunder, subject to applicable Gaming Laws, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Applicable First Lien Representative, the Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights. After all Events of Default have been cured or waived and the Company has delivered to the Agent a certificate to that effect, all rights of any Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Agent under paragraph (a)(ii) of this Section 3.06, shall in each case be reinstated.

(d) Any notice given by the Agent to the Pledgors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations when due, each Pledgor hereby assigns and pledges to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all Fixtures;

(vii) all General Intangibles;

(viii) all Instruments;

(ix) all Intellectual Property;

(x) all Inventory;

(xi) all Investment Property other than the Pledged Collateral;

(xii) all Letter of Credit Rights;

(xiii) all Commercial Tort Claims individually in excess of $10,000,000, as described on Schedule II hereto;

(xiv) all books and records pertaining to the Article 9 Collateral; and

(xv) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing;

Notwithstanding anything to the contrary in this Agreement or any other Loan Document, this Agreement shall not constitute a grant of a security interest in (and the Article 9 Collateral shall not include), and the other provisions of the Loan Documents, the Notes Indenture Documents and any Other First Lien Agreement with respect to Collateral need not be satisfied with respect to, the Excluded Securities and the Excluded Property. In addition, for the avoidance of doubt, the provisions of Section 9.22 of the Credit Agreement and 7.24 of this Agreement shall apply to all the terms and provisions of this Agreement.

(b) Each Pledgor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property” or words of similar effect. Each Pledgor agrees to provide such information to the Agent promptly upon request.

The Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Pledgor in such Pledgor’s United States registered or pending Patents, Trademarks and Copyrights, without the signature of any Pledgor, and naming any Pledgor or the Pledgors as debtors and the Agent as secured party. Notwithstanding anything to the contrary herein, no Pledgor shall be required to take any action under the laws of any jurisdiction other than the United States of America for the purpose of perfecting the Security Interest in any Article 9 Collateral of such Pledgor constituting Patents, Trademarks or Copyrights or any other assets.

(c) The Security Interest is granted as security only and shall not subject the Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything to the contrary in this Agreement, none of the Pledgors shall be required to enter into any control agreements or control, lockbox or similar arrangements with respect to any Deposit Accounts, Securities Accounts, Commodities Accounts or any other assets (other than the delivery of Pledged Securities to the Collateral Agent to the extent required by Article III).

SECTION 4.02. Representations and Warranties. The Pledgors jointly and severally represent and warrant to the Agent and the Secured Parties that:

(a) Each Pledgor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder, except where the failure to have such rights and title would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and has full power and authority to grant to the Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person as of the date hereof other than any consent or approval that has been obtained and is in full force and effect or has otherwise been disclosed herein or in the Credit Agreement and the schedules thereto or the Notes Indenture and any offering circular related thereto or, after the termination of the Credit Agreement, the Notes Indenture and the First Lien Intercreditor Agreement, in the Other First Lien Agreements.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Pledgor, is correct and complete, in all material respects, as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Agent based upon the information provided to the Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 4 to the Perfection Certificate (or specified by notice from the Company to the Agent after the Closing Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement or, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, any equivalent provision of each Other First Lien Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments. Each Pledgor represents and warrants that IP Security Agreements executed by the applicable Pledgors containing a description of all Article 9 Collateral consisting of Intellectual Property with respect to issued United States Patents (and Patents for which applications are pending), registered United States Trademarks (and Trademarks for which registration applications are pending) and registered United States Copyrights (and Copyrights for which registration applications are pending) has been delivered to the Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the Closing Date).

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) subject to Section 4.02(b), a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of the IP Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral other than Permitted Liens.

(d) The Article 9 Collateral is owned by the Pledgors free and clear of any Lien, other than Permitted Liens. None of the Pledgors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Pledgor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens.

(e) None of the Pledgors holds any Commercial Tort Claim individually in excess of $10,000,000 as of the Closing Date except as indicated on the Perfection Certificate.

(f) Except as set forth in the Perfection Certificate, as of the Closing Date, all Accounts owned by the Pledgors have been originated by the Pledgors and all Inventory owned by the Pledgors has been acquired by the Pledgors in the ordinary course of business.

SECTION 4.03. Covenants.

(a) Each Pledgor agrees promptly (and in any event within 10 days thereof, or such longer period of time as may be agreed by the Agent) to notify the Agent in writing of any change (i) in its legal name, (ii) in its identity or type of organization or corporate structure,

(iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization. Each Pledgor agrees promptly to provide the Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Pledgor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made, or will have been made within any applicable statutory period, under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the benefit of the Secured Parties. Each Pledgor agrees promptly to notify the Agent if any material portion of the Article 9 Collateral owned or held by such Pledgor is damaged or destroyed.

(b) Subject to the rights of such Pledgor under the Loan Documents to dispose of Collateral, each Pledgor shall, at its own expense, use commercially reasonable efforts to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(c) Each Pledgor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

Without limiting the generality of the foregoing, each Pledgor hereby authorizes the Agent, with prompt notice thereof to the Pledgors, to supplement this Agreement by supplementing Schedule IV or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Patents or Trademarks; provided that any Pledgor shall have the right, exercisable within 90 days after it has been notified by the Agent of the specific identification of such Collateral, to advise the Agent in writing of any inaccuracy of the representations and warranties made by such Pledgor hereunder with respect to such Collateral. Each Pledgor agrees that it will use its commercially reasonable efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 90 days after the date it has been notified by the Agent of the specific identification of such Collateral.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option, the Agent may discharge any past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the

Article 9 Collateral and that is not a Permitted Lien, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Pledgor fails to do so as required by the Credit Agreement, each Other First Lien Agreement or this Agreement, and each Pledgor jointly and severally agrees to reimburse the Agent on demand for any reasonable and documented payment made or any reasonable and documented out-of-pocket expense incurred by the Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Pledgor from the performance of, or imposing any obligation on the Agent or any Secured Party to cure or perform, any covenants or other promises of any Pledgor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Pledgor (rather than the Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Pledgor jointly and severally agrees to indemnify and hold harmless the Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Pledgors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as not prohibited by the Credit Agreement and any Other First Lien Agreement. None of the Pledgors shall make or permit to be made any transfer of the Article 9 Collateral and each Pledgor shall remain at all times in possession of the Article 9 Collateral owned by it, except as not prohibited by the Credit Agreement and any Other First Lien Agreement. Notwithstanding the foregoing, if the Agent shall have notified the Pledgors that an Event of Default under clause (b), (c), (h) or (i) of Section 7.01 of the Credit Agreement or the equivalent provisions of any Other First Lien Agreement shall have occurred and be continuing, and during the continuance thereof, the Pledgors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral to the extent requested by the Agent (which notice may be given by telephone if promptly confirmed in writing).

(h) None of the Pledgors will, without the Agent’s prior written consent (which consent shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with prudent business practices, except as not prohibited by the Credit Agreement and any Other First Lien Agreement.

(i) Each Pledgor irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such Pledgor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Pledgor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Pledgor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Loan Documents or to pay any premium in whole or part relating thereto, the Agent may, without waiving or releasing any obligation or liability of the Pledgors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Agent reasonably deems advisable. All sums disbursed by the Agent in connection with this Section 4.03(i), including reasonable and documented attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Pledgors to the Agent and shall be additional Secured Obligations secured hereby.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, for the benefit of the Secured Parties, the Agent’s security interest in the Article 9 Collateral, each Pledgor agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper. If any Pledgor shall at any time own or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $15,000,000, such Pledgor shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time reasonably request.

(b) Commercial Tort Claims. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $10,000,000, such Pledgor shall promptly notify the Agent thereof in a writing signed by such Pledgor, including a summary description of such claim, and grant to the Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. Except as permitted by the Credit Agreement and, after the termination of the Credit Agreement and the First Lien Intercreditor Agreement, each Other First Lien Agreement:

(a) Each Pledgor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent material to the normal conduct of such Pledgor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each Trademark material to the normal conduct of such Pledgor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third-party rights.

(c) Each Pledgor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Pledgor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Pledgor shall notify the Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Pledgor’s business may imminently become abandoned, lost or dedicated to the public, or of any materially adverse determination or development, excluding office actions and similar determinations or developments, in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country, regarding such Pledgor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Pledgor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Agent on an annual basis at the time of delivery of financial statements for such year (commencing with the financial statements for the fiscal year ended December 31, 2014) of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding twelve-month period, and (ii) upon the reasonable request of the Agent, execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent’s security interest in such United States federally registered or pending Patent, Trademark or Copyright.

(f) Each Pledgor shall exercise its reasonable business judgment consistent with the practice in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Pledgor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright that is material to the normal conduct of such Pledgor’s business, including, when applicable and necessary in such Pledgor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Pledgor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Pledgor knows or has reason to know that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the normal conduct of its business has been or is about to be materially infringed, misappropriated or diluted by a third party, such Pledgor shall promptly notify the Agent and shall, if such Pledgor deems it necessary in its reasonable business judgment, promptly sue and recover any and all damages, and take such other actions as are reasonably appropriate under the circumstances.

(h) Upon and during the continuance of an Event of Default, at the request of the Agent, each Pledgor shall use commercially reasonable efforts to obtain all requisite consents or approvals from the licensor under each Copyright License, Patent License or Trademark License to effect the assignment of all such Pledgor’s right, title and interest thereunder to (in the Agent’s sole discretion) the designee of the Agent or the Agent.

ARTICLE V.

Remedies

SECTION 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, subject to applicable Gaming Laws, each Pledgor agrees to deliver each item of Collateral to the Agent on demand, and it is agreed that the Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Pledgors to the Agent or to license or sublicense (subject to any obligation to maintain the quality of goods and services provided under any Trademark consistent with the quality of such goods and services provided by the Pledgors immediately prior to such Event of Default), whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to the applicable Pledgor to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Pledgor agrees that the Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. The Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof. Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Agent shall give the applicable Pledgors 10 days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose under this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Agent shall, subject to the Intercreditor Agreements including Section 1.01(b) of the First Lien Intercreditor Agreement, promptly apply the proceeds, moneys or balances of any collection or sale of Collateral realized through the exercise by the Agent of its remedies hereunder, as well as any Collateral consisting of cash at any time when remedies are being exercised hereunder, as follows:

FIRST, to the payment of all fees and reasonable costs and expenses incurred by the Agent in connection with such collection or sale or otherwise in connection with this Agreement, any Loan Document or any of the Secured Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Secured Obligations secured by such Collateral (the amounts so applied to be distributed among the Secured Parties pro rata based on the respective amounts of such Secured Obligations owed to them on the date of any such distribution (or in accordance with such other method of distribution as may be set forth in the First Lien Intercreditor Agreement); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies under this Agreement at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Pledgor hereby grants to (in the Agent’s sole discretion) a designee of the Agent or the Agent, for the benefit of the Secured Parties, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense (subject to any obligation to maintain the quality of goods and services provided under any Trademark consistent with the quality of such goods and services provided by the Pledgors immediately prior to such Event of Default) any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Pledgor, wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, the right to prosecute and maintain all Intellectual Property and the right to sue for past infringement of the Intellectual Property. The use of such license by the Agent may be exercised, at the option of the Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon the Pledgors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Agent if the Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Agent sells.

SECTION 5.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Agent desires to sell any of the Pledged Collateral at a public sale, subject to applicable Gaming Laws, it will, at any time and from time to time, upon the written request of the Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Agent to permit the public sale of such Pledged Collateral. Each Pledgor further agrees to indemnify, defend and hold harmless the Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses to the Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Collateral by the Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI.

[Intentionally Omitted]

ARTICLE VII.

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement (whether or not then in effect) and all notices to any holder of obligations under any Other First Lien Agreements, at its address set forth in the Other First Lien Secured Party Consent or in the First Lien Intercreditor Agreement, as such address may be changed by written notice to the Agent and the Company. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company, with such notice to be given as provided in Section 9.01 of the Credit Agreement (whether or not then in effect).

SECTION 7.02. Security Interest Absolute. All rights of the Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or this Agreement (other than a defense of payment or performance).

SECTION 7.03. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law or regulation (including any Gaming Law or Liquor Law), and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law or regulation (including any Gaming Law or Liquor Law) that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law or regulation (including any Gaming Law or Liquor Law).

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Agent and a counterpart hereof shall have been executed on behalf of the Agent, and thereafter shall be binding upon such party and the Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement and the Notes Indenture or, after the termination of the Credit Agreement, the Notes Indenture and the First Lien Intercreditor Agreement, any Other First Lien Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor or the Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. The Agent hereunder shall at all times be the same person that is the “Collateral Agent” under the First Lien Intercreditor Agreement. Written notice of resignation by the “Collateral Agent” pursuant to the First Lien Intercreditor Agreement shall also constitute notice of resignation as the Agent under this Agreement. Upon the acceptance of any appointment as the “Collateral Agent” under the First Lien Intercreditor Agreement by a successor “Collateral Agent,” that successor “Collateral Agent” shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent pursuant hereto.

SECTION 7.06. Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement and the equivalent provision of each Other First Lien Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) (or such equivalent term as may be used in any Other First Lien Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements (limited to not more than one counsel, plus, if necessary, one local counsel per jurisdiction) (except the allocated costs of in-house counsels), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby (including in connection with the appointment of any successor Agent in accordance with the applicable Loan Documents and in connection with any filings, registrations or any other actions to be taken to reflect the security interest of such successor Agent), (ii) the use of proceeds of the Loans or any Other First Lien Obligations or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or any Pledgor; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (1) the gross negligence or willful misconduct of such Indemnitee (for purpose of this proviso only, each of the Agent, and any Secured Party shall be treated as several and separate Indemnitees, but each of them together with its respective Related Parties, shall be treated as a single Indemnitee) or (2) any material breach of any Loan Document by such Indemnitee.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

SECTION 7.07. Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to applicable Gaming Laws and the Intercreditor Agreements, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent’s name or in the name of such Pledgor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Pledgor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Pledgor to notify, Account Debtors to make payment directly to the Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment.

(a) No failure or delay by the Agent, any L/C Issuer, any Lender or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Agent, any L/C Issuer, the Lenders or any other Secured Party hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, the increase of any Other First Lien Obligations or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Agent, any Lender, any L/C Issuer or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof or of any other Security Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement, Section 9.02 (a) of the Notes Indenture and any equivalent provision in each applicable Other First Lien Agreement and, by each other Authorized Representative to the extent required by (and in accordance with) such applicable Other First Lien Agreement, or, in each case, as otherwise provided in Section 2.04 of the First Lien Intercreditor Agreement. The Agent may conclusively rely on a certificate of an officer of the Company as to whether any amendment contemplated by this Section 7.09(b) is permitted.

(c) Notwithstanding anything to the contrary contained herein, the Agent may grant extensions of time or waivers of the requirement for the creation or perfection of security interests in or the obtaining of insurance (including title insurance) or surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Pledgors on such date) where it reasonably determines, in consultation with the Company, that perfection or obtaining of such items cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or any other Loan Documents.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed original.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process.

(a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court of the United States of America sitting in New York County, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement, any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.15. Termination or Release.

(a) This Agreement and the pledges made by the Pledgors herein and all other security interests granted by the Pledgors hereby shall automatically terminate and be released upon the occurrence of both (i) the Termination Date and (ii) the date when all Notes Obligations and any Other First Lien Obligations (in each case other than contingent or unliquidated obligations or liabilities not then due and any other obligations that, by the terms of the Notes Indenture or any Other First Lien Agreements, are not required to be paid in full prior to termination and release of the Collateral) have been paid in full and the Secured Parties have no further commitment to extend credit under the Notes Indenture or any Other First Lien Agreement.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction not prohibited by the Credit Agreement or any Other First Lien Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary or otherwise ceases to be a Pledgor, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to such Subsidiary Party.

(c) (i) Upon any sale or other transfer by any Pledgor of any Collateral that is not prohibited by the Credit Agreement or any Other First Lien Agreement to any person that is not a Pledgor, (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, Article IX of the Notes Indenture and any equivalent provision of each applicable Other First Lien Agreement (in each case, to the extent required thereby), or (iii) as otherwise may be provided in the Intercreditor Agreements, the security interest in such Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party.

(d) A Pledgor shall automatically be released from its Credit Agreement Secured Obligations hereunder and/or the security interests in any Collateral securing Credit Agreement Secured Obligations shall in each case be automatically released upon the occurrence of any of the circumstances set forth in Section 9.18 of the Credit Agreement without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to any applicable Pledgor.

(e) Solely with respect to any Other First Lien Obligations, a Pledgor shall automatically be released from its obligations hereunder and/or the security interests in any Collateral shall in each case be automatically released, in each case (i) solely with respect to Notes Obligations, upon the occurrence of any of the circumstances set forth in Section 11.04(a) of the Indenture or (ii) with respect to any Other First Lien Obligations, other than the Notes Obligations, upon the occurrence of any of the circumstances set forth in any equivalent provision of any applicable Other First Lien Agreement governing such Other First Lien Obligations, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to any applicable Pledgor.

(f) If any Collateral shall become subject to the release provisions set forth in Section 2.04 of the First Lien Intercreditor Agreement, the lien created hereunder on such Collateral shall be automatically released to the extent (and only to the extent) provided therein.

(g) In connection with any termination or release pursuant to this Section 7.15, the Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all documents that such Pledgor shall reasonably request to evidence such termination or release (including, without limitation, UCC termination statements), and will duly assign and transfer to such Pledgor, such of the Pledged Collateral that may be in the possession of the Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Agent. In connection with any release pursuant to this Section 7.15, the Pledgors shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of UCC termination statements. Upon the receipt of any necessary or proper instruments of termination, satisfaction or release (forms of which shall be reasonably acceptable to the Agent) prepared by the Borrowers pursuant to this Section 7.15, the Agent shall execute, deliver or acknowledge such instruments or releases to evidence the release of any Collateral permitted to be released pursuant to this Agreement. The Pledgors agree to pay all reasonable and documented out-of-pocket expenses incurred by the Agent (and its representatives and counsel) in connection with the execution and delivery of such release documents or instruments.

SECTION 7.16. Additional Subsidiaries. Upon execution and delivery by the Agent and any Subsidiary that is required or permitted to become a party hereto by Section 5.10 or the Collateral Requirement of the Credit Agreement, by Section 4.11 of the Notes Indenture or by any Other First Lien Agreement of an instrument substantially in the form of Exhibit I hereto (or another instrument reasonably satisfactory to the Agent and the Company), subject to applicable Gaming Laws, such subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other party to this Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the Administrative Agent and each L/C Issuer is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender, the Administrative Agent or such L/C Issuer to or for the credit or the account of any party to this Agreement against any of and all the obligations of such party now or hereafter existing under this Agreement owed to such Lender, the Administrative Agent or such L/C Issuer, irrespective of whether or not such Lender, the Administrative Agent or such L/C Issuer shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender, the Administrative Agent and L/C Issuer under this Section 7.17 are in addition to other rights and remedies (including other rights of set-off) that such Lender, the Administrative Agent and such L/C Issuer may have.

SECTION 7.18. [Reserved.]

SECTION 7.19. Compliance with Gaming Laws. Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, the Agent, on behalf of the Secured Parties, acknowledges and agrees that:

(a) the pledge of the Pledged Stock of any Loan Party that is a licensee or registered holding company under the Gaming Laws applicable in the State of Nevada (“Nevada Gaming Laws”) (any such entity, a “Nevada Licensee”), pursuant to this Agreement or any other Loan Document, will not be effective without the prior approval of the Gaming Authorities having jurisdiction in Nevada (the “Nevada Gaming Authorities”), and no certificates evidencing any such Pledged Stock may be delivered to the Collateral Agent until such approval has been obtained. Furthermore, no amendment of this Agreement shall be effective until any approvals required from the Nevada Gaming Authorities under the Nevada Gaming Laws have been obtained;

(b) in the event that Agent exercises one or more of the remedies set forth in this Agreement with respect to the Pledged Stock of any Nevada Licensee, including, without limitation, the foreclosure, transfer, sale, distribution or other disposition of any interest therein (except back to the applicable Pledgor), the exercise of voting and consensual rights, and any other resort to or enforcement of the security interest in such Pledged Stock, such action will require the separate and prior approval of the Nevada Gaming Authorities or the licensing of the Agent or any transferee thereof unless such licensing requirement is waived thereby;

(c) the Agent, and any custodial agent of Agent in the State of Nevada, will be required to comply with the conditions, if any, imposed by the Nevada Gaming Authorities in connection with their approval of the pledge granted hereunder, including, without limitation, requirements that the Agent or its custodial agent maintain the certificates evidencing the Pledged Stock of Nevada Licensees at a location in Nevada provided to the Nevada Gaming Authorities, and that the Agent or its custodial agent permit agents or employees of the Nevada Gaming Authorities to inspect such certificates upon request during normal business hours;

(d) neither the Agent nor any custodial agent of the Agent will be permitted to surrender possession of any Pledged Stock of Nevada Licensees to any person other than the applicable Pledgor thereof without the prior approval of the Nevada Gaming Authorities or as otherwise permitted by the Gaming Laws;

(e) any approval of the Nevada Gaming Authorities of this Agreement, or any amendment hereto, does not constitute approval, either express or implied, of the Agent to take any actions provided for in this Agreement, for which separate approval by the Nevada Gaming Authorities may be required by the Gaming Laws;

(f) the Agent, the Secured Parties and their respective successors and assigns are subject to being called forward by the Nevada Gaming Authorities in their sole and absolute discretion, for licensing or a finding of suitability in order to remain entitled to the benefits of this Agreement and any other Loan Documents; and

(g) in the event the Agent, on behalf of the Secured Parties, exercises one or more of the remedies set forth in this Agreement with respect to Article 9 Collateral consisting of gaming devices, mobile gaming systems, interactive gaming systems, cashless wagering systems and associated equipment (as those terms are defined in the Gaming Laws), including, but not limited to, the foreclosure, transfer, sale, distribution or other disposition of such Collateral, such exercise of remedies may require the separate and prior approval of the Nevada Gaming Authorities or the licensing of the Agent or any transferee thereof pursuant to the Gaming Laws.

SECTION 7.20. [Reserved].

SECTION 7.21. [Reserved].

SECTION 7.22. Subject to First Lien Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Agent pursuant to this Agreement are expressly subject to the First Lien Intercreditor Agreement and (ii) the exercise of any right or remedy by the Agent hereunder is subject to the limitations and provisions of the First Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien Intercreditor Agreement shall govern.

SECTION 7.23. Other First Lien Obligations. On or after the date hereof and so long as such obligations are not prohibited to be incurred under the Credit Agreement and any Other First Lien Agreement then in effect, the Company may from time to time designate obligations in respect of Indebtedness to be secured on a pari passu basis with the then outstanding Secured Obligations as Other First Lien Obligations hereunder by delivering to the Agent and each Authorized Representative (a) a certificate signed by a Responsible Officer of the Company (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other First Lien Obligations for purposes hereof, (iii) representing that such designation of such obligations as Other First Lien Obligations are not prohibited by the terms of the Credit Agreement, the Notes Indenture and any Other First Lien Agreement then in effect and (iv) specifying the name and address of the Authorized Representative for such obligations and (b) a fully executed Other First Lien Secured Party Consent (in the form attached as Exhibit III). The Agent and each Authorized Representative agree that upon the satisfaction of all conditions set forth in the preceding sentence, (x) the Agent shall act as agent under and subject to the terms of the Security Documents for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other First Lien Obligations, and (y) the Agent and each Authorized Representative agree to the appointment, and acceptance of the appointment, of the Agent as agent for the holders of such Other First Lien Obligations as set forth in each Other First Lien Secured Party Consent and agree, on behalf of itself and each Secured Party it represents, to be bound by this Agreement and the First Lien Intercreditor Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new Secured Obligations to this Agreement.

SECTION 7.24. Application of Gaming Laws. Notwithstanding anything herein to the contrary, this Agreement and any Other First Lien Agreement are subject to Gaming Laws and Liquor Laws. Without limiting the foregoing, the Secured Parties acknowledge that (i) they are subject to the jurisdiction of the Gaming Authorities and Liquor Authorities, in their discretion, for licensing, qualification or findings of suitability or to file or provide other information, and (ii) all rights, remedies and powers in or under this Agreement and the Other First Lien Agreements, including with respect to the Collateral (including the pledge and delivery of the Pledged Collateral), the Mortgaged Properties and the ownership and operation of facilities may be subject to the jurisdiction of the Gaming Authorities and Liquor Authorities, and may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of the Gaming Laws and Liquor Laws and only to the extent that required approvals (including prior approvals), if any, are obtained from the relevant Gaming Authorities and Liquor Authorities.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC,
CAESARS ENTERTAINMENT RESORT PROPERTIES FINANCE, INC.
HARRAH’S LAS VEGAS, LLC,
HARRAH’S ATLANTIC CITY HOLDING, INC.,
RIO PROPERTIES, LLC,
FLAMINGO LAS VEGAS HOLDING, LLC, HARRAH’S LAUGHLIN, LLC, AND PARIS LAS VEGAS HOLDING, LLC, as Borrowers

By:	/s/ Donald Colvin
Name: Donald Colvin
Title: Chief Financial Officer

[Signature Page to Collateral Agreement (First Lien)]

OCTAVIUS/LINQ INTERMEDIATE HOLDING, LLC
CAESARS LINQ, LLC
CAESARS OCTAVIUS, LLC
FLAMINGO LAS VEGAS OPERATING COMPANY, LLC
HARRAH’S ATLANTIC CITY MEZZ 1, LLC
HARRAH’S ATLANTIC CITY MEZZ 2, LLC
HARRAH’S ATLANTIC CITY MEZZ 3, LLC
HARRAH’S ATLANTIC CITY MEZZ 4, LLC
HARRAH’S ATLANTIC CITY MEZZ 5, LLC
HARRAH’S ATLANTIC CITY MEZZ 6, LLC
HARRAH’S ATLANTIC CITY MEZZ 7, LLC
HARRAH’S ATLANTIC CITY MEZZ 8, LLC
HARRAH’S ATLANTIC CITY MEZZ 9, LLC
HARRAH’S ATLANTIC CITY OPERATING COMPANY, LLC
HARRAH’S ATLANTIC CITY PROPCO, LLC, AND
PARIS LAS VEGAS OPERATING COMPANY, LLC as Subsidiary Parties

By:	/s/ Donald Colvin
Name: Donald Colvin
Title: Chief Financial Officer

[Signature Page to Collateral Agreement (First Lien)]

CITICORP NORTH AMERICA, INC., as Collateral Agent

By:	/s/ Stuart Dickson
Name: Stuart Dickson
Title: Vice President

[Signature Page to Collateral Agreement (First Lien)]

Schedule I

to the Collateral Agreement (First Lien)

Subsidiary Parties

Legal Name	Type of Entity	Jurisdiction of Organization

Octavius/Linq Intermediate Holding, LLC	Limited Liability Company	Delaware

Caesars Linq, LLC	Limited Liability Company	Delaware

Caesars Octavius, LLC	Limited Liability Company	Delaware

Flamingo Las Vegas Operating Company, LLC	Limited Liability Company	Nevada

Harrah’s Atlantic City Mezz 1, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 2, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 3, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 4, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 5, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 6, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 7, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 8, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Mezz 9, LLC	Limited Liability Company	Delaware

Harrah’s Atlantic City Operating Company, LLC	Limited Liability Company	New Jersey

Harrah’s Atlantic City Propco, LLC	Limited Liability Company	Delaware

Paris Las Vegas Operating Company, LLC	Limited Liability Company	Nevada

Schedule II

to the Collateral Agreement (First Lien)

Commercial Tort Claims

None.

Schedule III

to the Collateral Agreement (First Lien)

Pledged Stock; Pledged Debt Securities

Equity Interests

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/ Interest	Percent Pledged

Harrah’s Atlantic City Propco, LLC	Harrah’s Atlantic City Mezz 1, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 1, LLC	Harrah’s Atlantic City Mezz 2, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 2, LLC	Harrah’s Atlantic City Mezz 3, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 3, LLC	Harrah’s Atlantic City Mezz 4, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 4, LLC	Harrah’s Atlantic City Mezz 5, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 5, LLC	Harrah’s Atlantic City Mezz 6, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 6, LLC	Harrah’s Atlantic City Mezz 7, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 7, LLC	Harrah’s Atlantic City Mezz 8, LLC	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Mezz 8, LLC	Harrah’s Atlantic City Mezz 9, LLC	N/A	100% of the limited liability company interest	100%

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/ Interest	Percent Pledged

Harrah’s Atlantic City Mezz 9, LLC	Harrah’s Atlantic City Holding, Inc.	N/A	100% of the limited liability company interest	100%

Harrah’s Atlantic City Operating Company, LLC	Harrah’s Atlantic City Holding, Inc.	N/A	100% of the limited liability company interest	100%

Flamingo Las Vegas Operating Company, LLC	Flamingo Las Vegas Holding, LLC	N/A	100% of the member’s interest	100%

Paris Las Vegas Operating Company, LLC	Paris Las Vegas Holding, LLC	N/A	100% of the member’s interest	100%

Octavius/Linq Intermediate Holding, LLC	Rio Properties, LLC	N/A	100% of limited liability company interest	100%

Caesars Linq, LLC	Octavius/Linq Intermediate Holding, LLC	N/A	100% of limited liability company interest	100%

Caesars Octavius, LLC	Octavius/Linq Intermediate Holding, LLC	N/A	100% of limited liability company interest	100%

Caesars Entertainment Resort Properties Finance, Inc.	Caesars Entertainment Resort Properties, LLC	1	100 shares of common stock	100%

Debt Securities

Entity	Principal Amount	Date of Issuance	Interest Rate	Maturity Date	Pledged [Y/N]

Global Intercompany Note	All amounts standing from time to time	Closing Date	As agreed from time to time	On demand	Y

Schedule IV

to the Collateral Agreement (First Lien)

Intellectual Property

Trademarks

1.	See Schedule I to the Trademark Security Agreement, dated as of the date hereof, made by Flamingo Las Vegas Operating Company, LLC in favor of the Agent.

2.	See Schedule I to the Trademark Security Agreement, dated as of the date hereof, made by Paris Las Vegas Operating Company, LLC in favor of the Agent.

3.	See Schedule I to the Trademark Security Agreement, dated as of the date hereof, made by Rio Properties, LLC in favor of the Agent.

4.	See Schedule I to the Trademark Security Agreement, dated as of the date hereof, made by Harrah’s Las Vegas, LLC in favor of the Agent.

5.	See Schedule I to the Trademark Security Agreement, dated as of the date hereof, made by Harrah’s Atlantic City Propco, LLC in favor of the Agent.

6.	See Schedule I to the Trademark Security Agreement, dated as of the date hereof, made by Harrah’s Atlantic City Operating Company, LLC in favor of the Agent.

Patents

None.

Copyrights

1.	See Schedule I to the Copyright Security Agreement, dated as of the date hereof, made by Flamingo Las Vegas Operating Company, LLC in favor of the Agent.

2.	See Schedule I to the Copyright Security Agreement, dated as of the date hereof, made by Paris Las Vegas Operating Company, LLC in favor of the Agent.

3.	See Schedule I to the Copyright Security Agreement, dated as of the date hereof, made by Rio Properties, LLC in favor of the Agent.

Exhibit I

to the Collateral Agreement (First Lien)

SUPPLEMENT NO.     dated as of                     (this “Supplement”), to the Collateral Agreement (First Lien) dated as of October 11, 2013 (as heretofore amended and/or supplemented, the “Collateral Agreement”), among (a) CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC, a Delaware limited liability company (“CERP LLC”) and (b) (i) CAESARS ENTERTAINMENT RESORT PROPERTIES FINANCE, INC., a Delaware corporation, (ii) HARRAH’S LAS VEGAS, LLC, a Nevada limited liability company, (iii) HARRAH’S ATLANTIC CITY HOLDING, INC., a New Jersey corporation, (iv) RIO PROPERTIES, LLC, a Nevada limited liability company, (v) FLAMINGO LAS VEGAS HOLDING, LLC, a Nevada limited liability company, (vi) HARRAH’S LAUGHLIN, LLC, a Nevada limited liability company and (vii) PARIS LAS VEGAS HOLDING, LLC, a Nevada limited liability company (the entities listed in clause (b) of this paragraph and, together with CERP LLC, the “Borrowers”), each Subsidiary Loan Party (as defined in the Credit Agreement (as defined below)) listed on Schedule I to the Collateral Agreement and each Subsidiary of the Borrowers that becomes a party hereto (each, a “Subsidiary Party”) and CITCORP NORTH AMERICA, INC., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties (as defined therein).

A. Reference is made to (i) the First Lien Credit Agreement, dated as of October     , 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Lenders party thereto from time to time, the Agent, as administrative agent (together with its successors and assigns in such capacity, the “Credit Agreement Agent”), and the other parties party thereto, (ii) the Indenture, dated as of October     , 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Notes Indenture”), among the Borrowers, as issuers, U.S. BANK National Association, as trustee (together with its successors and assigns in such capacity, the “Notes Trustee”), and the other parties party thereto, and (iii) the First Lien Intercreditor Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”), by and among CITICORP NORTH AMERICA, INC., as Collateral Agent (as defined therein) and Credit Agreement Agent, U.S. BANK National Association, as Initial Other Authorized Representative (as defined therein), and the other parties party thereto.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Collateral Agreement referred to therein.

C. The Pledgors have entered into the Collateral Agreement in order to induce the Lenders to make Loans, each L/C Issuer to issue Letters of Credit, the holders of the First Lien Notes to purchase the First Lien Notes, and the holders of any other Other First Lien Obligations to make extensions of credit under the applicable Other First Lien Agreements, as applicable. Section 7.16 of the Collateral Agreement provides that additional Subsidiaries may become Subsidiary Parties under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement and the Notes Indenture to become a Subsidiary Party under the Collateral Agreement.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Collateral Agreement, the New Subsidiary by its signature below becomes a Subsidiary Party and a Pledgor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Party and a Pledgor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Subsidiary Party and Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, subject to any approvals required under Gaming Laws, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby create and grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New Subsidiary. Each reference to a “Subsidiary Party” or a “Pledgor” in the Collateral Agreement shall be deemed to include the New Subsidiary (except as otherwise provided in clause (iii) of the definition of Pledgor to the extent applicable). The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Supplement shall become effective when (a) the Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and (b) the Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that, as of the date hereof, (a) set forth on Schedule I attached hereto is a true and correct schedule of all the Pledged Stock and Pledged Debt Securities of the New Subsidiary, (b) set forth on Schedule II attached hereto is a true and correct schedule of all Intellectual Property constituting United States registered Trademarks, Patents and Copyrights, (c) set forth on Schedule III attached hereto is a true and correct schedule of all Commercial Tort Claims in excess of $10,000,000 and (d) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation and organizational ID number.

SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Collateral Agreement) be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable and documented out-of-pocket expenses in connection with this Supplement, including the reasonable and documented fees, disbursements and other charges of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[Name of

New Subsidiary]

By:
Name:
Title:

Legal Name:

Jurisdiction of Formation:

CITICORP NORTH AMERICA, INC., as Collateral Agent,

By:
Name:
Title:

Schedule I

to Supplement No.     to the

Collateral Agreement (First Lien)

Pledged Collateral of the New Subsidiary

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interests	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

OTHER PROPERTY

Schedule II

to Supplement No.     to the

Collateral Agreement (First Lien)

Intellectual Property of the New Subsidiary

Exhibit II

to the Collateral Agreement (First Lien)

Form of Perfection Certificate

See Attached

-1

Exhibit III

to Collateral Agreement (First Lien)

[Form of]

OTHER FIRST LIEN SECURED PARTY CONSENT

[Name of Other First Lien Secured Party]

[Address of Other First Lien Secured Party]

[Date]

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under the Collateral Agreement (First Lien) dated as of October 11, 2013 (as heretofore amended and/or supplemented, the “Collateral Agreement” (terms used without definition herein have the meanings assigned to such term by the Collateral Agreement)) among (a) CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC, a Delaware limited liability company (“CERP LLC”) and (b) (i) CAESARS ENTERTAINMENT RESORT PROPERTIES FINANCE, INC., a Delaware corporation, (ii) HARRAH’S LAS VEGAS, LLC, a Nevada limited liability company, (iii) HARRAH’S ATLANTIC CITY HOLDING, INC., a New Jersey corporation, (iv) RIO PROPERTIES, LLC, a Nevada limited liability company, (v) FLAMINGO LAS VEGAS HOLDING, LLC, a Nevada limited liability company, (vi) HARRAH’S LAUGHLIN, LLC, a Nevada limited liability company and (vii) PARIS LAS VEGAS HOLDING, LLC, a Nevada limited liability company (the entities listed in clause (b) of this paragraph and, together with CERP LLC, the “Borrowers”), each Subsidiary Loan Party (as defined in the Credit Agreement (as defined below)) listed on Schedule I to the Collateral Agreement and each Subsidiary of the Borrowers that becomes a party hereto (each, a “Subsidiary Party”) and CITICORP NORTH AMERICA, INC., as Collateral Agent (in such capacity, the “Agent”) for the Secured Parties (as defined therein).

In consideration of the foregoing, the undersigned hereby:

(i) represents that the Authorized Representative has been duly authorized by the New Secured Parties to become a party to the First Lien Intercreditor Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligation”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that the Authorized Representative received a copy of the Security Documents and the First Lien Intercreditor Agreement;

(iii) appoints and authorizes the Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security Documents and First Lien Intercreditor Agreement as are delegated to the Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv) accepts and acknowledges the terms of the First Lien Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including, without limitation, Section 2.02(b) thereof) as fully as if it had been a Secured Party on the effective date of the First Lien Intercreditor Agreement and agrees that its address for receiving notices pursuant to the Security Documents and the First Lien Intercreditor Agreement shall be as follows:

[Address]

(v) confirms the authority of the Agent to enter into such agreements on its behalf and on behalf of the New Secured Parties and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to it and the New Secured Parties as fully as if it had been a party to each such agreement on behalf of itself and the New Secured Parties.

The Agent, by acknowledging and agreeing to this Other First Lien Secured Party Consent, accepts the appointment set forth in clause (iii) above.

THIS OTHER FIRST LIEN SECURED PARTY CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Exhibit IV

to the Collateral Agreement (First Lien)

Form of Intellectual Property Security Agreement

See Attached

Form of Intellectual Property Security Agreement (First Lien)

[FORM OF] [COPYRIGHT] [PATENT] [TRADEMARK] SECURITY AGREEMENT dated as of [DATE] (this “Agreement”), made by [—], a [—] [—] (the “Pledgor”), in favor of Citicorp North America, Inc., as Collateral Agent (as defined below).

Reference is made to the Collateral Agreement (First Lien) dated as of October 11, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Agreement”), among (a) CAESARS ENTERTAINMENT RESORT PROPERTIES, LLC, a Delaware limited liability company (“CERP LLC”) and (b) (i) CAESARS ENTERTAINMENT RESORT PROPERTIES FINANCE, INC., a Delaware corporation, (ii) HARRAH’S LAS VEGAS, LLC, a Nevada limited liability company, (iii) HARRAH’S ATLANTIC CITY HOLDING, INC., a New Jersey corporation, (iv) RIO PROPERTIES, LLC, a Nevada limited liability company, (v) FLAMINGO LAS VEGAS HOLDING, LLC, a Nevada limited liability company, (vi) HARRAH’S LAUGHLIN, LLC, a Nevada limited liability company and (vii) PARIS LAS VEGAS HOLDING, LLC, a Nevada limited liability company (the entities listed in clause (b) of this paragraph and, together with CERP LLC, the “Borrowers”), and each subsidiary of the Borrowers identified therein and CITICORP NORTH AMERICA, INC., as collateral agent (together with its successors and assigns in such capacity, the “Agent”) for the Secured Parties (as defined therein). The parties hereto agree as follows:

SECTION 1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Collateral Agreement. The rules of construction specified in Section 1.01(b) of the Collateral Agreement also apply to this Agreement.

SECTION 2. Grant of Security Interest. As security for the payment and performance, as the case may be, in full of the Secured Obligations when due, each Pledgor pursuant to the Collateral Agreement did, and hereby does, grant to the Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor’s right, title and interest in or to any and all of the following assets now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “IP Collateral”):

[(i) all Patents, including those listed on Schedule I;]

[(ii) all Copyrights, including those listed on Schedule II;]

[(iii) all Trademarks, including those listed on Schedule III;

provided, however, that the foregoing pledge, assignment and grant of security interest will not cover any “intent-to-use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) or 1(d) of the Lanham Act has been filed, to the extent, if any, that any assignment of an “intent-to-use” application prior to such filing would violate the Lanham Act.]

SECTION 3. Collateral Agreement. The security interests granted to the Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Agent pursuant to the Collateral Agreement. Each Pledgor hereby acknowledges and affirms that the rights and remedies of the Agent with respect to the IP Collateral are more fully set forth in the Collateral Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Collateral Agreement, the terms of the Collateral Agreement shall govern.

SECTION 4. Counterparts. This Agreement may be executed in two or more counterparts, including by means of facsimile or via electronic mail, each of which shall constitute an original and all of which shall together constitute one and the same document.

SECTION 5. Governing Law. This Agreement has been delivered and accepted in and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[Name of Pledgor]

By:
Name:
Title:

CITICORP NORTH AMERICA, INC.,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title: